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                                                                     Exhibit (b)

EX-99-906CERT

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, James E. Ross, President and I, Gary L. French, Treasurer of the State Street Institutional Investment Trust (the "Trust"), each certify that:

1. This Form N-CSR filing of the Trust for the period ended June 30, 2010 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


By: /s/ James E. Ross
    ---------------------------------------
    James E. Ross
    President (Principal Executive Officer)

Date: August 30, 2010


By: /s/ Gary L. French
    ---------------------------------------
    Gary L. French
    Treasurer (Principal Financial Officer)

Date: August 30, 2010